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                                                                   EXHIBIT 10.3b


                      Conemaugh Agreement among the Owners

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                                   CONEMAUGH


                              AGREEMENT AMONG THE
                                     OWNERS
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                        Memorandum of Owners' Agreement
                        Conemaugh Steam Electric Station

     The purpose of this memorandum is to record our agreement (1) that our respective ownerships, as tenants in common, in the proposed Conemaugh Steam Electric Station (hereinafter referred to as Station), to comprise two nominally 900 mw generating units and appurtenant facilities, to be located on the Conemaugh River, near Johnstown, in Indiana County, Pennsylvania, will be in the following percentages:

          Atlantic City Electric Company               3.83%
          Baltimore Gas and Electric Company          10.56%
          Delmarva Power & Light Company               3.72%
          Metropolitan Edison Company                 16.45%
          Pennsylvania Power & Light Company          11.39%
          Philadelphia Electric Company               20.72%
          Potomac Electric Power Company               9.72%
          Public Service Electric and Gas Company     22.50%
          The United Gas Improvement Company           1.11%

and (2) that our entitlements to capacity and energy from the Station will be in those same percentages at all times.

          Our ownership of the Station and of the real property on which the Station is located shall be subject to a covenant (binding upon us and our successors and assigns and our respective indenture trustees) that shall be effective during the useful life of the Station and shall run with the land, which precludes any
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voluntary or involuntary partition or sale for division of any of said property but which does not limit the right of each of us to transfer (by mortgage or otherwise) its own undivided interest therein subject to such covenant.

        The design of the Station is in process, and contracts with the design engineers and some of the equipment suppliers are being negotiated. The real property on which the Station is to be located is in the process of acquisition. The financial contributions of the parties hereto for the acquisition of the property and the design and construction of the Station are to be in the foregoing respective percentages.

        The parties hereto will bear all loss or damage and liability therefor arising out of the ownership or operation of the Station by reason of bodily injury, death or damage to property in the same proportions as their respective percentages of ownership in the Station, without prejudice, however, to any rights against any party or parties hereto, or third parties, causing such loss, damage or liability.

        As soon as practicable hereafter, this memorandum will be implemented by several more formal documents providing for all necessary matters related to the ownership and operation of the Station.
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Atlantic City Electric Company          Pennsylvania Power & Light Company

By /s/                                  By /s/
   --------------------------------        -------------------------------------
            Vice President                            Vice President


Baltimore Gas and Electric Company      Philadelphia Electric Company

By /s/                                  By /s/
   --------------------------------        -------------------------------------
            Vice President                            Vice President


Delmarva Power & Light Company          Potomac Electric Power Company

By /s/                                  By /s/
   --------------------------------        -------------------------------------
            Vice President                            Vice President


Metropolitan Edison Company             Public Service Electric and Gas Company

By /s/                                  By /s/
   --------------------------------        -------------------------------------
            Vice President                            Vice President


                    The United Gas Improvement Company

                    By /s/
                       --------------------------------
                                Vice President

Dated: August 1, 1996.


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